Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Reports Third Quarter Results

Strong Customer Deposit Growth Drives Third Quarter Results

GREENVILLE, SC – October 23, 2024 - United Community Banks, Inc. (NYSE: UCB) (United) today announced net income for the 2024 third quarter of $47.3 million and pre-tax, pre-provision income of $74.2 million. The result included the previously announced strategic decision to sell $318 million in manufactured housing loans, which negatively impacted the quarter by $21.4 million after-tax, or $0.18 per share. Diluted earnings per share of $0.38 for the quarter represented a decrease of $0.01, or 3%, from the third quarter a year ago and a decrease of $0.16, or 30%, from the second quarter of 2024.

On an operating basis, United’s diluted earnings per share of $0.57 was up 27% from the year-ago quarter. The primary drivers of the increased earnings per share year-over-year were higher net interest income and a lower provision for credit losses. The $0.57 result includes a $9.9 million Hurricane Helene related loan loss provision to increase the reserve on $383 million of loans in nine North Carolina counties impacted by the hurricane to 3.5% of loans.

United’s return on assets was 0.67%, or 1.01% on an operating basis. Return on common equity was 5.20% and return on tangible common equity on an operating basis was 11.17%. On a pre-tax, pre-provision basis, operating return on assets was 1.50% for the quarter. At quarter-end, tangible common equity to tangible assets was 8.93%, up 15 basis points from the second quarter of 2024.

Chairman and CEO Lynn Harton stated, “We continue to focus on growth and the third quarter saw the return of modest loan and strong deposit growth. Excluding the sale of our manufactured housing portfolio, announced in early September, loan balances were up 1.5% annualized. Customer deposits, which exclude brokered deposits, were up $262 million, or 5% annualized. Our balance sheet remains highly liquid and our internal capital generation rate is running well in excess of our current capital needs. We maintained robust capital ratios with our preliminary CET1 moving to 13.1% and we opportunistically redeemed $8 million of relatively expensive Trust Preferred securities. The increase in liquidity and capital place us in a great position to take advantage of growth opportunities as we move into 2025.”

Mr. Harton continued, “We elected to sell our manufactured housing loan book, a business that was part of our Reliant Bancorp, Inc. acquisition in January of 2022, as a natural conclusion of our exit from the business, as we ceased originating loans in the third quarter of 2023. The transaction reduces our risk profile and allows us to allocate capital to other growth opportunities.”

United’s net interest margin decreased four basis points to 3.33% from the second quarter. The average yield on United’s interest-earning assets was down four basis points to 5.55%, while its cost of interest-bearing liabilities decreased two basis points, leading to the four-basis point reduction in net interest margin. Net charge-offs were $23.7 million, or 0.52% of average loans, during the quarter, up 26 basis points compared to the second quarter of 2024 due to transaction-related losses resulting from the sale of our manufactured housing portfolio. NPAs were 42 basis points relative to total assets, down one basis point from the second quarter.

Mr. Harton concluded, “We are pleased with our operating performance this quarter, but we were also reminded this quarter of the importance of community. Many of our employees, customers, and communities have been impacted by the recent hurricanes. We are actively involved in the recovery process through volunteer hours and financial support and will be ready to lead the rebuilding process, when and as needed. Many thanks to our employees throughout the company that have responded, in sometimes heroic ways, to support each other and our customers.”

Third Quarter 2024 Financial Highlights:

•	Net income of $47.3 million and pre-tax, pre-provision income of $74.2 million
•	EPS down 3% compared to third quarter 2023 on a GAAP basis and up 27% on an operating basis; compared to second quarter 2024, EPS down 30% on a GAAP basis and down 2% on an operating basis
•	The GAAP results were impacted by the decision to sell the manufactured housing loan book at a $21.4 million after-tax loss, or $0.18, approximately one year after making the strategic decision to cease originations
•	Return on assets of 0.67%, or 1.01% on an operating basis
•	Pre-tax, pre-provision return on assets of 1.50% on an operating basis
•	Return on common equity of 5.20%
•	Return on tangible common equity of 11.17% on an operating basis
•	A provision for credit losses of $14.4 million, which includes $9.9 million to establish a special reserve for expected credit losses from Hurricane Helene
•	Net charge-offs of $23.7 million, or 52 basis points as a percent of average loans, which included $11.0 million, or 24 basis points, of transaction-related losses from the sale of our manufactured housing portfolio
•	Nonperforming assets of 0.42% of total assets, down one basis point compared to June 30, 2024
•	Loan production of $1.2 billion
•	Customer deposits were up $262 million from the second quarter, with most of the growth in NOW and money market deposits
•	Net interest margin of 3.33% decreased by four basis points from the second quarter mostly due to lower purchased loan accretion, the sale of our manufactured housing portfolio, and changing composition of our earning assets and interest-bearing liabilities
•	Mortgage closings of $239 million compared to $211 million a year ago; mortgage rate locks of $306 million compared to $304 million a year ago
•	Noninterest income was down $28.5 million on a linked quarter basis with $27.2 million due to losses from the sale of manufactured housing loans. The remaining decrease was primarily driven by the mark on our mortgage servicing rights asset.

•	Noninterest expenses decreased by $4.0 million compared to the second quarter on a GAAP basis and were up $0.3 million on an operating basis
•	Efficiency ratio of 65.5%, or 57.4% on an operating basis
•	Maintained robust capital ratios with preliminary CET1 increasing to 13.1% and opportunistically redeemed $8 million of relatively expensive Trust Preferred securities
•	Quarterly common dividend of $0.24 per share declared during the quarter, up 4% year-over-year

Conference Call

United will hold a conference call on Wednesday, October 23, 2024 at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. Participants can pre-register for the conference call by navigating to https://dpregister.com/sreg/10193157/fd9f74293a. Those without internet access or unable to pre-register may dial in by calling 1-866-777-2509. Participants are encouraged to dial in 15 minutes prior to the call start time. The conference call also will be webcast and can be accessed by selecting “Events and Presentations” under “News and Events” within the Investor Relations section of the company's website, www.ucbi.com.

UNITED COMMUNITY BANKS, INC.

Selected Financial Information

(in thousands, except per share data)

	2024			2023		Third Quarter	For the Nine Months Ended September 30,		YTD
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2024 - 2023 Change	2024	2023	2024 - 2023 Change
INCOME SUMMARY
Interest revenue	$349,086	$346,965	$336,728	$338,698	$323,147		$1,032,779	$898,409
Interest expense	139,900	138,265	137,579	135,245	120,591		415,744	284,097
Net interest revenue	209,186	208,700	199,149	203,453	202,556	3%	617,035	614,312	—%
Provision for credit losses	14,428	12,235	12,899	14,626	30,268		39,562	74,804
Noninterest income	8,091	36,556	39,587	(23,090)	31,977	(75)	84,234	98,573	(15)
Total revenue	202,849	233,021	225,837	165,737	204,265	(1)	661,707	638,081	4
Noninterest expenses	143,065	147,044	145,002	154,587	144,474	(1)	435,111	416,686	4
Income before income tax expense	59,784	85,977	80,835	11,150	59,791	—	226,596	221,395	2
Income tax expense	12,437	19,362	18,204	(2,940)	11,925	4	50,003	47,941	4
Net income	47,347	66,615	62,631	14,090	47,866	(1)	176,593	173,454	2
Non-operating items	29,385	6,493	2,187	67,450	9,168		38,065	21,444
Income tax benefit of non-operating items	(6,276)	(1,462)	(493)	(16,714)	(2,000)		(8,231)	(4,775)
Net income - operating (1)	$70,456	$71,646	$64,325	$64,826	$55,034	28	$206,427	$190,123	9
Pre-tax pre-provision income (5)	$74,212	$98,212	$93,734	$25,776	$90,059	(18)	$266,158	$296,199	(10)
PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.38	$0.54	$0.51	$0.11	$0.39	(3)	$1.43	$1.44	(1)
Diluted net income - operating (1)	0.57	0.58	0.52	0.53	0.45	27	1.67	1.58	6
Cash dividends declared	0.24	0.23	0.23	0.23	0.23	4	0.70	0.69	1
Book value	27.68	27.18	26.83	26.52	25.87	7	27.68	25.87	7
Tangible book value (3)	19.66	19.13	18.71	18.39	17.70	11	19.66	17.70	11
Key performance ratios:
Return on common equity - GAAP (2)(4)	5.20%	7.53%	7.14%	1.44%	5.32%		6.61%	6.69%
Return on common equity - operating (1)(2)(4)	7.82	8.12	7.34	7.27	6.14		7.76	7.35
Return on tangible common equity - operating (1)(2)(3)(4)	11.17	11.68	10.68	10.58	9.03		11.18	10.65
Return on assets - GAAP (4)	0.67	0.97	0.90	0.18	0.68		0.85	0.86
Return on assets - operating (1)(4)	1.01	1.04	0.93	0.92	0.79		0.99	0.95
Return on assets - pre-tax pre-provision - operating(1)(4)(5)	1.50	1.54	1.40	1.33	1.44		1.48	1.60
Net interest margin (fully taxable equivalent) (4)	3.33	3.37	3.20	3.19	3.24		3.30	3.41
Efficiency ratio - GAAP	65.51	59.70	60.47	66.33	61.32		61.76	58.06
Efficiency ratio - operating (1)	57.37	57.06	59.15	59.57	57.43		57.84	55.07
Equity to total assets	12.45	12.35	12.06	11.95	11.85		12.45	11.85
Tangible common equity to tangible assets (3)	8.93	8.78	8.49	8.36	8.18		8.93	8.18
ASSET QUALITY
Nonperforming assets ("NPAs")	$114,960	$116,722	$107,230	$92,877	$90,883	26	$114,960	$90,883	26
Allowance for credit losses - loans	205,290	213,022	210,934	208,071	201,557	2	205,290	201,557	2
Allowance for credit losses - total	215,517	224,740	224,119	224,128	219,624	(2)	215,517	219,624	(2)
Net charge-offs	23,651	11,614	12,908	10,122	26,638		48,173	42,121
Allowance for credit losses - loans to loans	1.14%	1.17%	1.15%	1.14%	1.11%		1.14%	1.11%
Allowance for credit losses - total to loans	1.20	1.23	1.22	1.22	1.21		1.20	1.21
Net charge-offs to average loans (4)	0.52	0.26	0.28	0.22	0.59		0.35	0.32
NPAs to total assets	0.42	0.43	0.39	0.34	0.34		0.42	0.34
AT PERIOD END ($ in millions)
Loans	$17,964	$18,211	$18,375	$18,319	$18,203	(1)	$17,964	$18,203	(1)
Investment securities	6,425	6,038	5,859	5,822	5,701	13	6,425	5,701	13
Total assets	27,373	27,057	27,365	27,297	26,869	2	27,373	26,869	2
Deposits	23,253	22,982	23,332	23,311	22,858	2	23,253	22,858	2
Shareholders’ equity	3,407	3,343	3,300	3,262	3,184	7	3,407	3,184	7
Common shares outstanding (thousands)	119,283	119,175	119,137	119,010	118,976	—	119,283	118,976	—

(1)	Excludes non-operating items as detailed on Non-GAAP Performance Measures Reconciliation on next page.
(2)	Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).
(3)	Excludes effect of acquisition related intangibles and associated amortization.
(4)	Annualized.
(5)	Excludes income tax expense and provision for credit losses.

UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

(in thousands, except per share data)

	2024			2023		For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2024	2023
Noninterest income reconciliation
Noninterest income (GAAP)	$8,091	$36,556	$39,587	$(23,090)	$31,977	$84,234	$98,573
Loss on sale of manufactured housing loans	27,209	—	—	—	—	27,209	—
Gain on lease termination	—	—	(2,400)	—	—	(2,400)	—
Bond portfolio restructuring loss	—	—	—	51,689	—	—	—
Noninterest income - operating	$35,300	$36,556	$37,187	$28,599	$31,977	$109,043	$98,573

Noninterest expense reconciliation
Noninterest expenses (GAAP)	$143,065	$147,044	$145,002	$154,587	$144,474	$435,111	$416,686
Loss on FinTrust (goodwill impairment)	—	(5,100)	—	—	—	(5,100)	—
FDIC special assessment	—	764	(2,500)	(9,995)	—	(1,736)	—
Merger-related and other charges	(2,176)	(2,157)	(2,087)	(5,766)	(9,168)	(6,420)	(21,444)
Noninterest expenses - operating	$140,889	$140,551	$140,415	$138,826	$135,306	$421,855	$395,242

Net income to operating income reconciliation
Net income (GAAP)	$47,347	$66,615	$62,631	$14,090	$47,866	$176,593	$173,454
Loss on sale of manufactured housing loans	27,209	—	—	—	—	27,209	—
Bond portfolio restructuring loss	—	—	—	51,689	—	—	—
Gain on lease termination	—	—	(2,400)	—	—	(2,400)	—
Loss on FinTrust (goodwill impairment)	—	5,100	—	—	—	5,100	—
FDIC special assessment	—	(764)	2,500	9,995	—	1,736	—
Merger-related and other charges	2,176	2,157	2,087	5,766	9,168	6,420	21,444
Income tax benefit of non-operating items	(6,276)	(1,462)	(493)	(16,714)	(2,000)	(8,231)	(4,775)
Net income - operating	$70,456	$71,646	$64,325	$64,826	$55,034	$206,427	$190,123

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	$47,347	$66,615	$62,631	$14,090	$47,866	$176,593	$173,454
Income tax expense	12,437	19,362	18,204	(2,940)	11,925	50,003	47,941
Provision for credit losses	14,428	12,235	12,899	14,626	30,268	39,562	74,804
Pre-tax pre-provision income	$74,212	$98,212	$93,734	$25,776	$90,059	$266,158	$296,199

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.38	$0.54	$0.51	$0.11	$0.39	$1.43	$1.44
Loss on sale of manufactured housing loans	0.18	—	—	—	—	0.18	—
Bond portfolio restructuring loss	—	—	—	0.32	—	—	—
Gain on lease termination	—	—	(0.02)	—	—	(0.02)	—
Loss on FinTrust (goodwill impairment)	—	0.03	—	—	—	0.03	—
FDIC special assessment	—	—	0.02	0.06	—	0.01	—
Merger-related and other charges	0.01	0.01	0.01	0.04	0.06	0.04	0.14
Diluted income per common share - operating	$0.57	$0.58	$0.52	$0.53	$0.45	$1.67	$1.58

Book value per common share reconciliation
Book value per common share (GAAP)	$27.68	$27.18	$26.83	$26.52	$25.87	$27.68	$25.87
Effect of goodwill and other intangibles	(8.02)	(8.05)	(8.12)	(8.13)	(8.17)	(8.02)	(8.17)
Tangible book value per common share	$19.66	$19.13	$18.71	$18.39	$17.70	$19.66	$17.70

Return on tangible common equity reconciliation
Return on common equity (GAAP)	5.20%	7.53%	7.14%	1.44%	5.32%	6.61%	6.69%
Loss on sale of manufactured housing loans	2.43	—	—	—	—	0.82	—
Bond portfolio restructuring loss	—	—	—	4.47	—	—	—
Gain on lease termination	—	—	(0.22)	—	—	(0.07)	—
Loss on FinTrust (goodwill impairment)	—	0.46	—	—	—	0.16	—
FDIC special assessment	—	(0.07)	0.23	0.86	—	0.05	—
Merger-related and other charges	0.19	0.20	0.19	0.50	0.82	0.19	0.66
Return on common equity - operating	7.82	8.12	7.34	7.27	6.14	7.76	7.35
Effect of goodwill and other intangibles	3.35	3.56	3.34	3.31	2.89	3.42	3.30
Return on tangible common equity - operating	11.17%	11.68%	10.68%	10.58%	9.03%	11.18%	10.65%

Return on assets reconciliation
Return on assets (GAAP)	0.67%	0.97%	0.90%	0.18%	0.68%	0.85%	0.86%
Loss on sale of manufactured housing loans	0.31	—	—	—	—	0.10	—
Bond portfolio restructuring loss	—	—	—	0.57	—	—	—
Gain on lease termination	—	—	(0.03)	—	—	(0.01)	—
Loss on FinTrust (goodwill impairment)	—	0.06	—	—	—	0.02	—
FDIC special assessment	—	(0.01)	0.03	0.11	—	0.01	—
Merger-related and other charges	0.03	0.02	0.03	0.06	0.11	0.02	0.09
Return on assets - operating	1.01%	1.04%	0.93%	0.92%	0.79%	0.99%	0.95%

Return on assets to return on assets- pre-tax pre-provision reconciliation
Return on assets (GAAP)	0.67%	0.97%	0.90%	0.18%	0.68%	0.85%	0.86%
Income tax (benefit) expense	0.19	0.29	0.27	(0.04)	0.18	0.25	0.25
Provision for credit losses	0.21	0.18	0.19	0.21	0.45	0.19	0.38
Loss on sale of manufactured housing loans	0.40	—	—	—	—	0.13	—
Bond portfolio restructuring loss	—	—	—	0.75	—	—	—
Gain on lease termination	—	—	(0.04)	—	—	(0.01)	—
Loss on FinTrust (goodwill impairment)	—	0.08	—	—	—	0.03	—
FDIC special assessment	—	(0.01)	0.04	0.15	—	0.01	—
Merger-related and other charges	0.03	0.03	0.04	0.08	0.13	0.03	0.11
Return on assets - pre-tax pre-provision - operating	1.50%	1.54%	1.40%	1.33%	1.44%	1.48%	1.60%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	65.51%	59.70%	60.47%	66.33%	61.32%	61.76%	58.06%
Loss on sale of manufactured housing loans	(7.15)	—	—	—	—	(2.25)	—
Gain on lease termination	—	—	0.60	—	—	0.21	—
Loss on FinTrust (goodwill impairment)	—	(2.07)	—	—	—	(0.73)	—
FDIC special assessment	—	0.31	(1.05)	(4.29)	—	(0.24)	—
Merger-related and other charges	(0.99)	(0.88)	(0.87)	(2.47)	(3.89)	(0.91)	(2.99)
Efficiency ratio - operating	57.37%	57.06%	59.15%	59.57%	57.43%	57.84%	55.07%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.45%	12.35%	12.06%	11.95%	11.85%	12.45%	11.85%
Effect of goodwill and other intangibles	(3.20)	(3.24)	(3.25)	(3.27)	(3.33)	(3.20)	(3.33)
Effect of preferred equity	(0.32)	(0.33)	(0.32)	(0.32)	(0.34)	(0.32)	(0.34)
Tangible common equity to tangible assets	8.93%	8.78%	8.49%	8.36%	8.18%	8.93%	8.18%

UNITED COMMUNITY BANKS, INC.

Loan Portfolio Composition at Period-End

	2024			2023		Linked	Year over
(in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Quarter Change	Year Change
LOANS BY CATEGORY
Owner occupied commercial RE	$3,323	$3,297	$3,310	$3,264	$3,279	$26	$44
Income producing commercial RE	4,259	4,058	4,206	4,264	4,130	201	129
Commercial & industrial	2,313	2,299	2,405	2,411	2,504	14	(191)
Commercial construction	1,785	2,014	1,936	1,860	1,850	(229)	(65)
Equipment financing	1,603	1,581	1,544	1,541	1,534	22	69
Total commercial	13,283	13,249	13,401	13,340	13,297	34	(14)
Residential mortgage	3,263	3,266	3,240	3,199	3,043	(3)	220
Home equity	1,015	985	969	959	941	30	74
Residential construction	189	211	257	302	399	(22)	(210)
Manufactured housing	2	321	328	336	343	(319)	(341)
Consumer	188	183	180	181	180	5	8
Other	24	(4)	—	2	—	28	24
Total loans	$17,964	$18,211	$18,375	$18,319	$18,203	$(247)	$(239)

LOANS BY MARKET
Georgia	$4,470	$4,411	$4,356	$4,357	$4,321	$59	$149
South Carolina	2,782	2,779	2,804	2,780	2,801	3	(19)
North Carolina	2,586	2,591	2,566	2,492	2,445	(5)	141
Tennessee	1,848	2,144	2,209	2,244	2,314	(296)	(466)
Florida	2,423	2,407	2,443	2,442	2,318	16	105
Alabama	996	1,021	1,068	1,082	1,070	(25)	(74)
Commercial Banking Solutions	2,859	2,858	2,929	2,922	2,934	1	(75)
Total loans	$17,964	$18,211	$18,375	$18,319	$18,203	$(247)	$(239)

UNITED COMMUNITY BANKS, INC.

Credit Quality

(in thousands)

	2024
	Third Quarter	Second Quarter	First Quarter
NONACCRUAL LOANS
Owner occupied RE	$7,783	$4,820	$2,310
Income producing RE	31,222	34,285	29,186
Commercial & industrial	28,856	17,335	20,134
Commercial construction	7,356	6,854	1,862
Equipment financing	9,123	8,341	8,829
Total commercial	84,340	71,635	62,321
Residential mortgage	21,851	18,473	16,569
Home equity	4,111	3,779	4,984
Residential construction	118	163	1,244
Manufactured housing	1,808	20,356	19,797
Consumer	152	72	54
Total nonaccrual loans	112,380	114,478	104,969
OREO and repossessed assets	2,580	2,244	2,261
Total NPAs	$114,960	$116,722	$107,230

	2024
	Third Quarter		Second Quarter		First Quarter
(in thousands)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)
NET CHARGE-OFFS (RECOVERIES) BY CATEGORY
Owner occupied RE	$(184)	(0.02)%	$163	0.02%	$202	0.02%
Income producing RE	1,409	0.13	2,968	0.29	205	0.02
Commercial & industrial	4,577	0.79	1,281	0.22	3,906	0.65
Commercial construction	36	0.01	(48)	(0.01)	20	—
Equipment financing	5,268	1.32	5,502	1.42	6,362	1.66
Total commercial	11,106	0.33	9,866	0.30	10,695	0.32
Residential mortgage	32	—	(107)	(0.01)	(16)	—
Home equity	36	0.01	(27)	(0.01)	(54)	(0.02)
Residential construction	111	0.22	26	0.04	119	0.17
Manufactured housing	11,556	28.51	1,150	1.43	1,569	1.90
Consumer	810	1.74	706	1.57	595	1.33
Total	$23,651	0.52	$11,614	0.26	$12,908	0.28

(1)  Annualized.

UNITED COMMUNITY BANKS, INC.

Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	September 30, 2024	December 31, 2023
ASSETS
Cash and due from banks	$202,644	$200,781
Interest-bearing deposits in banks	537,395	803,094
Cash and cash equivalents	740,039	1,003,875
Debt securities available-for-sale	4,023,455	3,331,084
Debt securities held-to-maturity (fair value $2,060,729 and $2,095,620, respectively)	2,401,877	2,490,848
Loans held for sale	49,800	33,008
Loans and leases held for investment	17,964,099	18,318,755
Allowance for credit losses - loans and leases	(205,290)	(208,071)
Loans and leases, net	17,758,809	18,110,684
Premises and equipment, net	396,696	378,421
Bank owned life insurance	345,703	345,371
Goodwill and other intangible assets, net	975,117	990,087
Other assets	681,636	613,873
Total assets	$27,373,132	$27,297,251
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$6,222,518	$6,534,307
NOW and interest-bearing demand	5,951,900	6,155,193
Money market	6,301,956	5,600,587
Savings	1,113,168	1,207,807
Time	3,490,399	3,649,498
Brokered	173,161	163,219
Total deposits	23,253,102	23,310,611
Long-term debt	316,363	324,823
Accrued expenses and other liabilities	396,987	400,292
Total liabilities	23,966,452	24,035,726
Shareholders' equity:
Preferred stock; $1 par value; 10,000,000 shares authorized; 3,662 shares Series I issued and outstanding; $25,000 per share liquidation preference	88,266	88,266
Common stock, $1 par value; 200,000,000 shares authorized, 119,282,762 and 119,010,319 shares issued and outstanding, respectively	119,283	119,010
Common stock issuable; 588,296 and 620,108 shares, respectively	12,661	13,110
Capital surplus	2,707,266	2,699,112
Retained earnings	668,965	581,219
Accumulated other comprehensive loss	(189,761)	(239,192)
Total shareholders' equity	3,406,680	3,261,525
Total liabilities and shareholders' equity	$27,373,132	$27,297,251

UNITED COMMUNITY BANKS, INC.

Consolidated Statements of Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2024	2023	2024	2023
Interest revenue:
Loans, including fees	$291,574	$273,781	$867,152	$760,696
Investment securities, including tax exempt of $1,713, $1,722, $5,133 and $5,563, respectively	52,997	44,729	149,496	125,775
Deposits in banks and short-term investments	4,515	4,637	16,131	11,938
Total interest revenue	349,086	323,147	1,032,779	898,409

Interest expense:
Deposits:
NOW and interest-bearing demand	43,401	35,613	133,522	80,809
Money market	56,874	46,884	160,883	105,430
Savings	672	868	2,065	2,108
Time	35,202	33,368	107,925	75,464
Deposits	136,149	116,733	404,395	263,811
Short-term borrowings	27	189	87	3,186
Federal Home Loan Bank advances	—	—	—	5,761
Long-term debt	3,724	3,669	11,262	11,339
Total interest expense	139,900	120,591	415,744	284,097
Net interest revenue	209,186	202,556	617,035	614,312
Provision for credit losses	14,428	30,268	39,562	74,804
Net interest revenue after provision for credit losses	194,758	172,288	577,473	539,508

Noninterest income:
Service charges and fees	10,488	10,315	30,372	28,791
Mortgage loan gains and other related fees	3,520	6,159	17,830	17,264
Wealth management fees	6,338	6,451	19,037	17,775
Net (losses) gains from sales of other loans	(25,700)	2,688	(22,867)	6,909
Lending and loan servicing fees	3,512	2,985	11,050	9,979
Securities losses, net	—	—	—	(1,644)
Other	9,933	3,379	28,812	19,499
Total noninterest income	8,091	31,977	84,234	98,573
Total revenue	202,849	204,265	661,707	638,081

Noninterest expenses:
Salaries and employee benefits	83,533	81,173	254,336	236,121
Communications and equipment	12,626	10,902	36,534	31,654
Occupancy	11,311	10,941	33,466	31,024
Advertising and public relations	2,041	2,251	6,401	6,914
Postage, printing and supplies	2,477	2,386	7,376	7,305
Professional fees	6,432	7,006	18,464	19,670
Lending and loan servicing expense	2,227	2,697	6,068	7,546
Outside services - electronic banking	4,433	2,561	10,163	8,646
FDIC assessments and other regulatory charges	5,003	4,314	17,036	12,457
Amortization of intangibles	3,528	4,171	11,209	11,120
Merger-related and other charges	2,176	9,168	6,420	21,444
Other	7,278	6,904	27,638	22,785
Total noninterest expenses	143,065	144,474	435,111	416,686
Income before income taxes	59,784	59,791	226,596	221,395
Income tax expense	12,437	11,925	50,003	47,941
Net income	47,347	47,866	176,593	173,454
Preferred stock dividends, net of discount on repurchases	1,573	832	4,719	4,270
Earnings allocated to participating securities	272	259	988	939
Net income available to common shareholders	$45,502	$46,775	$170,886	$168,245

Net income per common share:
Basic	$0.38	$0.39	$1.43	$1.44
Diluted	0.38	0.39	1.43	1.44
Weighted average common shares outstanding:
Basic	119,818	119,506	119,736	116,925
Diluted	119,952	119,624	119,827	117,084

UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Three Months Ended September 30,

	2024			2023
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$18,051,741	$291,164	6.42%	$18,055,402	$273,800	6.02%
Taxable securities (3)	6,182,164	51,284	3.32	5,933,708	43,007	2.90
Tax-exempt securities (FTE) (1)(3)	361,359	2,292	2.54	368,148	2,313	2.51
Federal funds sold and other interest-earning assets	505,792	5,440	4.28	538,039	5,093	3.76
Total interest-earning assets (FTE)	25,101,056	350,180	5.55	24,895,297	324,213	5.17

Noninterest-earning assets:
Allowance for credit losses	(215,008)			(209,472)
Cash and due from banks	206,995			225,831
Premises and equipment	399,262			367,217
Other assets (3)	1,615,468			1,568,824
Total assets	$27,107,773			$26,847,697

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$5,797,845	43,401	2.98	$5,285,513	35,613	2.67
Money market	6,342,455	56,874	3.57	5,622,355	46,884	3.31
Savings	1,126,774	672	0.24	1,301,047	868	0.26
Time	3,465,980	34,560	3.97	3,473,191	31,072	3.55
Brokered time deposits	50,364	642	5.07	209,119	2,296	4.36
Total interest-bearing deposits	16,783,418	136,149	3.23	15,891,225	116,733	2.91
Federal funds purchased and other borrowings	1,899	27	5.66	44,164	189	1.70
Federal Home Loan Bank advances	11	—	—	—	—	—
Long-term debt	323,544	3,724	4.58	324,770	3,669	4.48
Total borrowed funds	325,454	3,751	4.59	368,934	3,858	4.15
Total interest-bearing liabilities	17,108,872	139,900	3.25	16,260,159	120,591	2.94

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,239,926			6,916,272
Other liabilities	391,574			435,592
Total liabilities	23,740,372			23,612,023
Shareholders' equity	3,367,401			3,235,674
Total liabilities and shareholders' equity	$27,107,773			$26,847,697

Net interest revenue (FTE)		$210,280			$203,622
Net interest-rate spread (FTE)			2.30%			2.23%
Net interest margin (FTE) (4)			3.33%			3.24%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $1.09 million and $1.07 million, respectively, for the three months ended September 30, 2024 and 2023. The tax rate used to calculate the adjustment was 25% in 2024 and 26% in 2023, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.
(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $295 million in 2024 and $430 million in 2023 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Nine Months Ended September 30,

	2024			2023
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$18,187,790	$866,502	6.36%	$17,377,210	$760,802	5.85%
Taxable securities (3)	5,988,368	144,363	3.21	5,982,615	120,212	2.68
Tax-exempt securities (FTE) (1)(3)	363,692	6,876	2.52	386,499	7,470	2.58
Federal funds sold and other interest-earning assets	559,786	18,256	4.36	490,703	13,103	3.57
Total interest-earning assets (FTE)	25,099,636	1,035,997	5.51	24,237,027	901,587	4.97

Non-interest-earning assets:
Allowance for loan losses	(214,372)			(186,428)
Cash and due from banks	210,982			249,411
Premises and equipment	392,561			347,514
Other assets (3)	1,613,118			1,518,503
Total assets	$27,101,925			$26,166,027

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$5,913,566	133,522	3.02	$4,891,214	80,809	2.21
Money market	6,092,649	160,883	3.53	5,349,265	105,430	2.64
Savings	1,159,982	2,065	0.24	1,341,033	2,108	0.21
Time	3,535,343	106,199	4.01	2,936,873	65,856	3.00
Brokered time deposits	50,343	1,726	4.58	280,293	9,608	4.58
Total interest-bearing deposits	16,751,883	404,395	3.22	14,798,678	263,811	2.38
Federal funds purchased and other borrowings	2,001	87	5.81	98,884	3,186	4.31
Federal Home Loan Bank advances	5	—	—	166,355	5,761	4.63
Long-term debt	324,414	11,262	4.64	324,737	11,339	4.67
Total borrowed funds	326,420	11,349	4.64	589,976	20,286	4.60
Total interest-bearing liabilities	17,078,303	415,744	3.25	15,388,654	284,097	2.47

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,306,919			7,226,096
Other liabilities	394,323			393,048
Total liabilities	23,779,545			23,007,798
Shareholders' equity	3,322,380			3,158,229
Total liabilities and shareholders' equity	$27,101,925			$26,166,027

Net interest revenue (FTE)		$620,253			$617,490
Net interest-rate spread (FTE)			2.26%			2.50%
Net interest margin (FTE) (4)			3.30%			3.41%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $3.22 million and $3.18 million, respectively, for the nine months ended September 30, 2024 and 2023. The tax rate used to calculate the adjustment was 25% in 2024 and 26% in 2023, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.
(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $320 million in 2024 and $413 million in 2023 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

About United Community Banks, Inc.

United Community Banks, Inc. (NYSE: UCB) is the financial holding company for United Community, a top 100 U.S. financial institution that is committed to improving the financial health and well-being of its customers and the communities it serves. United Community provides a full range of banking, wealth management and mortgage services. As of September 30, 2024, United Community Banks, Inc. had $27.4 billion in assets, 202 offices across Alabama, Florida, Georgia, North Carolina, South Carolina, and Tennessee, as well as a national SBA lending franchise and a national equipment lending subsidiary. In 2024, United Community became a 10-time winner of J.D. Power’s award for the best customer satisfaction among consumer banks in the Southeast region and was recognized as the most trusted bank in the Southeast. In 2023, United was named by American Banker as one of the “Best Banks to Work For” for the seventh consecutive year and was recognized in the Greenwich Excellence and Best Brands Awards, receiving 15 awards that included national honors for overall satisfaction in small business banking and middle market banking. Forbes has also consistently listed United Community as one of the World’s Best Banks and one of America’s Best Banks. Additional information about United can be found at ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “noninterest income – operating”, “noninterest expense - operating”, “operating net income,” “pre-tax, pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax, pre-provision - operating,” “return on assets - pre-tax, pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

Caution About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”).

Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United.

United qualifies all forward-looking statements by these cautionary statements.

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